Exhibit 99.1

RMG Acquisition Corporation II

Announces Stockholder Approval of Business Combination with ReNew Power

MIAMI BEACH, FL (August 16, 2021) – RMG Acquisition Corporation II (NASDAQ: RMGB) (“RMG II”), a publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination with ReNew Power Private Ltd. (“ReNew”), and all other proposals presented at RMG II’s extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held on August 16, 2021.

Approximately 88% of the votes cast on the business combination proposal at the Extraordinary General Meeting were in favor of approving the business combination proposal. RMG II plans to file the results of the Extraordinary General Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”) today.

Subject to the satisfaction or waiver of the other customary closing conditions, the business combination is expected to close on August 23, 2021. As announced previously, the business combination will be effected through a newly-incorporated holding company, ReNew Energy Global plc (“ReNew Global”). RMG II will become a wholly-owned subsidiary of ReNew Global, and ReNew Global’s class A shares and warrants are expected to commence trading on the Nasdaq Global Select Market, which has the highest initial listing standards of any exchange in the world, under the symbols “RNW” and “RNWWW”, respectively, on August 24, 2021. Further, at the closing of the business combination each RMG II unit will separate into its components, which are one RMG II class A share and one-third of one warrant. The holders of RMG II class A shares and warrants will receive equivalent securities of ReNew Global. Following this, the RMG II units, shares and warrants will be delisted from the Nasdaq Capital Market.

About RMG Acquisition Corporation II

RMG Acquisition Corporation II (NASDAQ: RMGB) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. RMG II raised $345 million in its December 14, 2020 IPO, which was upsized due to strong demand and included the underwriters’ full over-allotment option. RMG II is sponsored and led by the management team of Jim Carpenter, Bob Mancini, and Phil Kassin, who together have over 100 years of combined principal investment, operational, transactional, and CEO and public company board level leadership experience. RMG II intends to capitalize on the ability of its management team to identify, acquire and operate businesses across a broad range of sectors that may provide opportunities for attractive long-term risk-adjusted returns. www.rmgacquisition.com/

About ReNew Power

ReNew Power Private Limited is India’s leading renewable energy independent power producer (IPP) by capacity and is the 10th largest global renewable IPP by operational capacity. ReNew develops, builds, owns, and operates utility-scale wind energy projects, utility-scale solar energy projects, utility-scale firm power projects and distributed solar energy projects. As of March 31st, 2021, ReNew Power had a total capacity of approximately 10 GW of wind and solar energy projects across India, including commissioned and committed projects. ReNew has a strong track record of organic and inorganic growth. ReNew’s current group of shareholders contain several marquee investors including Goldman Sachs, CPP Investments, Abu Dhabi Investment Authority, GEF SACEF and JERA.

For more information, please visit: www.renewpower.in; Follow ReNew Power on Twitter @ReNew_Power

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of US federal securities laws with respect to the proposed business combination between RMG II, ReNew Global and ReNew, including statements regarding the anticipated timing of the business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of RMG II’s securities, (ii) the risk that the transaction may not be completed by RMG II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RMG II, (iii) the failure to satisfy the conditions to the consummation of the business combination, including the satisfaction of the minimum trust account amount following redemptions by RMG II’s public shareholders, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on ReNew Power’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of ReNew Power or diverts management’s attention from ReNew Power’s ongoing business operations and potential difficulties in ReNew Power employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against ReNew Power, RMG II or their respective directors or officers related to the business combination agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction, (x) the ability to maintain the listing of RMG II’s securities on The Nasdaq Stock Market LLC, (xi) the price of RMG II’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which ReNew Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting ReNew Power’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the ability of RMG II to issue equity or equity-linked securities in connection with the transaction or in the future, (xiv) the risk of downturns in the renewable energy industry and (xv) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ReNew Global’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A and other documents filed by ReNew Global or RMG II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ReNew Global, ReNew and RMG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ReNew nor RMG II gives any assurance that either ReNew or RMG II will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by ReNew or RMG II or any other person that the events or circumstances described in such statement are material.

Contacts:

ReNew Power

Media Enquiries

Arijit Banerjee

arijit.banerjee@renewpower.in

+91 9811609245

Madhur Kalra

Madhur.kalra@renewpower.in

+91 9999016790

Investor Enquiries

Nathan Judge, CFA

Investor Relations

IR@renewpower.in

RMG Acquisition Corporation II

For Media & Investors:

Philip Kassin

President & Chief Operating Officer

pkassin@rmginvestments.com